Amounts receivable (Details) - USD ($) $ in Thousands		Feb. 28, 2025	Aug. 31, 2024
Amounts Receivable
Sales tax receivable	[1]	$ 5,431	$ 5,144
Other		436	73
Other receivable		5,867	5,217
Less: Long-term portion		(3,384)	(3,259)
Total amounts receivable		$ 2,483	$ 1,958

[1]	Sales tax receivables consist of harmonized services tax and value added tax (“VAT”) due from Canadian and Tanzanian tax authorities, respectively. Tanzanian tax regulations allow for VAT receivable to be refunded or set-off against other taxes due to the Tanzania Revenue Authority ("TRA"). The Company has historically experienced delays in receiving payment or confirmation of offset against other taxes. The Company is in communication with the TRA and there is an expectation for either cash payments or offsetting of VAT receivable against other taxes in the future. VAT which the Company does not expect to recover within the next 12 months has been classified as long-term assets.